Exhibit 10.19

THIS FIRST AMENDMENT AGREEMENT (the Amendment Agreement) is made on 15 September 2010

BETWEEN:

(a)	ATT Tanjung Bin Sdn. Bhd. (the Company); and

(b)	Vitol Asia Pte Ltd (the Client).

WITNESSETH:

WHEREAS:

(i)	The Company and the Client are parties to a term storage agreement dated 15 December 2009, bearing contract reference number 2009-01 (the Storage Contract), pursuant to which the Company is required to provide to the Client storage services for petroleum products at the Tanjung Bin Storage Terminal in Tanjung Bin, Malaysia.

(ii)	For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Client now wish to amend the Storage Contract in accordance with this Amendment Agreement.

NOW THEREFORE it is agreed as follows:

I.	THE COMPANY AND THE CLIENT AGREE THAT WITH EFFECT FROM THE DATE OF THIS AMENDMENT AGREEMENT, APPENDIX 1.1, 1.2 AND 1.3 OF THE STORAGE CONTRACT SHALL BE DELETED AND REPLACED WITH APPENDIX 1.1, 1.2 AND 1.3 RESPECTIVELY ATTACHED TO THIS AMENDMENT AGREEMENT.

II.	SAVE TO THE EXTENT AMENDED BY THIS AMENDMENT AGREEMENT, ALL TERMS AND CONDITIONS OF THE STORAGE CONTRACT REMAIN IN FULL FORCE AND EFFECT. THIS AMENDMENT AGREEMENT MAY BE EXECUTED IN COUNTERPARTS. CLAUSES 20 AND 22 OF THE STORAGE CONTRACT SHALL APPLY MUTATIS MUTANDIS TO THIS AMENDMENT AGREEMENT AS IF REFERENCES THEREIN TO THE “CONTRACT” WERE TO THIS AMENDMENT AGREEMENT.

IN WITNESS WHEREOF the Client and the Company have caused this Amendment Agreement to be executed by their duly authorised representatives, as of the date first above written.

ATT TANJUNG BIN SDN. BHD.	VITOL ASIA PTE LTD

/s/ Eric Arnold	/s/ Dato’ Kho Hui Meng
ERIC ARNOLD	DATO’ KHO HUI MENG
Director	President

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 1.1 — Dirty Petroleum Products: Fuel oil/ Crude oil for the low flash tanks

Tank	Usable capacity in m3 (GSV at 15 Deg C)	Contractual capacity (m3)	Roof Type	Product	Blending	Min flash
TK	8,000	8,339	Fixed	Fuel oil	2 side entry mixer + aircross	60c
TK	8,000	8,339	Fixed	Fuel oil	2 side entry mixer + aircross	60c
TK	8,000	8,339	Fixed	Fuel oil	2 side entry mixer + aircross	60c
TK	20,000	20,848	Fixed	Fuel oil	Jet nozzle + aircross	60c
TK	20,000	20,848	Inner Floating	Fuel oil / Crude Oil (incl. low flash)	Jet nozzle	n.a.
TK	20,000	20,848	Fixed	Fuel oil	Jet nozzle + aircross	60c
TK	30,000	31,272	Fixed	Fuel oil	Jet nozzle + aircross + heating coils (to be confirmed)	60c
TK	30,000	31,272	Fixed	Fuel oil	Jet nozzle + aircross	60c
TK	30,000	31,272	Inner Floating	Fuel oil / Crude Oil (incl. low flash)	Jet nozzle + heating coils (confirmed)	n.a.
TK	45,000	46,909	Fixed	Fuel oil	Jet nozzle and aircross	60c
TK	45,000	46,909	Fixed	Fuel oil	Jet nozzle and aircross	60c
TK	45,000	46,909	Fixed	Fuel oil	Jet nozzle and aircross	60c

Product Acceptance Procedure

On a case by case basis, the Company shall have the right to be informed by the Client on the following specifications of the product to be received:

•	Flash Point

•	H2S

•	Viscosity

•	Density

•	Sulphur content

•	Pour point

The product shall meet all of the following criteria:

Specification	Max/Min	Method
H2S	Max 200 ppm in the vapour phase*
Viscosity	Max 750 CST at 50°C**
Pour Point	Min 15°C under cargo temperature
Flash	Min 60°C for the tanks indicated in above

*	In the event that H2S exceeds 100 ppm in the vapour phase the Company may ask the Client and Ship to take precautions.
**	In case viscosity exceeds 750 CST at 50°C, the Company shall permit this on a case by case basis depending on the operational/blending plan, after taking necessary precautions.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

If the terminal requests all or any of the abovementioned specifications and is not properly informed by the Client, the Terminal shall have the right to refuse discharge. If product does not meet one or more of these criteria the Company shall have the right to refuse discharge.

Appendix 1.2 — Clean Petroleum Products: Middle Distillates

Tank	Usable capacity in m3 (GSV at 15 Deg C)	Contractual capacity (m3)	Roof TypeØØ	Product	Blending	Min flash	Jet filter
TK 2113	6,000	6,287	Floating roof or Fixed roof ΔΔ	Clean petroleum prod	2 side entry mixers	35c	Not fitted
TK 2112	6,000	6,254	Floating roof or Fixed roof ΔΔ	Clean petroleum prod	2 side entry mixers	35c	Not fitted
TK 2104	16,000	16,766	Floating roof or Fixed roof ΔΔ	Clean petroleum prod	3 side entry mixers + jet nozzle	35c	Not fitted
TK 2110	16,000	16,677	Floating roof or Fixed roof ΔΔ	Clean petroleum prod	3 side entry mixers + jet nozzle	35c	Not fitted
TK 2111	16,000	16,677	Floating roof or Fixed roof ΔΔ	Clean petroleum prod	3 side entry mixers + jet nozzle	35c	Not fitted
TK 2105	20,000	20,958	Floating roof or Fixed roof ΔΔ	Clean petroleum prod	3 side entry mixers + jet nozzle	35c	Not fitted
TK 2106	20,000	20,958	Floating roof or Fixed roof ΔΔ	Clean petroleum prod	3 side entry mixers + jet nozzle	35c	Not fitted
TK 2109	20,000	20,847	Floating roof or Fixed roof	Clean petroleum prod	3 side entry mixers + jet nozzle	45c	Not fitted
TK 2107	25,000	26,197	Floating roof or Fixed roof ΔΔ	Clean petroleum prod	3 side entry mixers + jet nozzle	35c	Not fitted
TK 2108	25,000	26,058	Floating roof or Fixed roof	Clean petroleum prod	3 side entry mixers + jet nozzle	45c	Not fitted
TK 2103	30,000	31,437	Floating roof or Fixed roof ΔΔ	Clean petroleum prod	3 side entry mixers + jet nozzle	35c	Not fitted

ØØ	Floating roof or Fixed roof, as may be permitted by the relevant authorities in Malaysia.
ΔΔ	Should Fixed roof be used, to cater for vapor loss tank design pressure shall be 15 mbarg / -5 mbarg, with air tight roof, and PV vent pressure set at 9.6 ~ 12 mbarg and Vacuum pressure set at -4 mbarg.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Product Acceptance procedure

On a case by case basis, the Company shall have the right to be informed by the Client on the following specifications of the product to be received:

•	Flash Point

•	Density

•	Sulphur content

•	Pour Point

•	Colour

This product shall meet all of the following criteria:

Specification	Max/Min	Method
Viscosity	Max 30 CST @ 40°C
Pour Point	Min 15°C under cargo temperature

If the Terminal requests all or any of the abovementioned specifications and is not properly informed by the Client, the Terminal shall have the right to refuse discharge.

Appendix 1.3 — Clean Petroleum Products: Light Distillates

Tank	Usable capacity in m3 (GSV at 15 Deg C)		Contractual capacity (m3)	Roof Type	Product	Blending	Min flash	Δ hi-low suction
TK	5,000	#	5,250	Inner floating	Clean petroleum prod	n.a.	n.a.	1.5 meters
TK	5,000	#	5,250	Inner floating	Clean petroleum prod	n.a.	n.a.	1.5 meters
TK	5,000	#&	5,250	Inner floating	Clean petroleum prod	n.a.	n.a.	1.5 meters
TK	5,000	#&	5,250	Inner floating	Clean petroleum prod	n.a.	n.a.	1.5 meters
TK	8,000		8,401	Inner floating	Clean petroleum prod	Either 3 side entry mixers or Jet nozzle	n.a.	1.5 meters
TK	8,000		8,401	Inner floating	Clean petroleum prod	Either 3 side entry mixers or Jet nozzle	n.a.	1.5 meters
TK	8,000		8,401	Inner floating	Clean petroleum prod	Either 3 side entry mixers or Jet nozzle	n.a.	1.5 meters
TK	20,000		21,003	Inner floating	Clean petroleum prod	Either 3 side entry mixers or Jet nozzle	n.a.	1.5 meters
TK	20,000		21,003	Inner floating	Clean petroleum prod	Either 3 side entry mixers or Jet nozzle	n.a.	1.5 meters

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TK	20,000	21,003	Inner floating	Clean petroleum prod	Either 3 side entry mixers or Jet nozzle	n.a.	1.5 meters
TK	20,000	21,003	Inner floating	Clean petroleum prod	Either 3 side entry mixers or Jet nozzle	n.a.	1.5 meters
TK	25,000	26,254	Inner floating	Clean petroleum prod	Either 3 side entry mixers or Jet nozzle	n.a.	1.5 meters
TK	25,000	26,254	Inner floating	Clean petroleum prod	Either 3 side entry mixers or Jet nozzle	n.a.	1.5 meters
TK	25,000	26,254	Inner floating	Clean petroleum prod	Either 3 side entry mixers or Jet nozzle	n.a.	1.5 meters

#	Tanks are fitted and suitable for storing 100% MTBE
#&	Tanks are fitted and suitable for: a) storing 100% MTBE; and b) maximum 50% Benzene content

Product Acceptance Procedure

On a case by case basis, the Company shall have the right to be informed by the Client on the following specifications of the product to be received:

•	Mercaptans

•	RVP

•	Density

•	Benzene content

The product shall meet all of the following criteria:

Specification	Max/Min	Method
Benzene	Max 10% volume percentage for all tanks, except those tanks marked #& above.
RVP	Max 14.0 psi
Mercaptans	Max 50 ppm*

*	In case content exceeds 50ppm allowance may be made up to 200 ppm on a case by case basis, on condition that required precautions, if any, are taken by the Client at the Client’s cost.

If the Terminal requests all or any of the abovementioned specifications and is not properly informed by the Client, the Terminal shall have the right to refuse discharge. If product does not meet one or more of these criteria, the Company shall have the right to refuse discharge

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.